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                  SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                        Supplement dated March 22, 2002
                   to the Prospectus dated November 28, 2001

   The following information supplements, and to the extent inconsistent therewith, supersedes, the information in the Prospectus.

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act, the Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investments with similar economic characteristics. This formalizes what the Fund has been doing and, therefore, should not cause any change in the Fund's current investment practices.

   The Board of Directors of the Fund approved an undertaking to provide 60 days' prior notice to shareholders should the Board subsequently determine to modify the 80% investment policy.

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